CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS


To the Board of Directors
   College Oak Investments, Inc.
   San Antonio, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 our report dated May 27, 2004 included herein for the period from February 3, 2004 (Inception) through April 30, 2004.

We also consent to the references to us under the heading "Experts" in such document.


October 6, 2004

Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas